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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 27, 2004
                  ---------------------------------------------
                Date of Report (Date of earliest event reported)


                                 UNI-MARTS INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                 1-11556               25-1311379
  ----------------------------   ------------------  -------------------------
  (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)           File Number)        Identification No.)


                             477 EAST BEAVER AVENUE
                          STATE COLLEGE, PA 16801-5690
                  ---------------------------------------------
                    (Address of principal executive offices)


                                 (814) 234-6000
                  ---------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 27, 2004, Uni-Marts Inc., a Delaware corporation (the "Company") signed a merger agreement (the "Merger Agreement") whereby the Company agreed to merge with and into Green Valley Acquisition Co., LLC ("Green Valley"), a privately-held company formed for the purpose of acquiring the Company. Green Valley is controlled by various members of management of the Company. Upon consummation of the merger, each share of Uni-Marts common stock will be converted into the right to receive a cash payment in the amount of $2.25. Consummation of the merger is subject to various conditions, including that the Company's lenders and certain of its vendors consent to the transaction, the Company meet certain financial covenants at the time of the closing and stockholder approval.

In addition, the Company amended its Rights Agreement dated February 6, 2002, to provide that consummation of the merger and the other transactions contemplated by the Merger Agreement will not trigger the distribution or exercisability of the rights issued pursuant to the Rights Agreement.

Stockholders representing approximately 39.6% of the outstanding common stock of Uni-Marts have signed voting agreements with Green Valley, pursuant to which they have granted Green Valley irrevocable proxies to vote in favor of the merger.

In light of the signing of the merger agreement, Uni-Marts will not hold its Annual Meeting of Stockholders previously scheduled for February 26, 2004. Instead, the Company expects to hold a Special Meeting of Stockholders to vote upon the approval of the merger transaction in May 2004.

The foregoing description of the merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which will be filed by way of amendment to this Form 8-K. The Company's press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger, the Company will file proxy materials with the Securities and Exchange Commission for a special meeting of stockholders to vote on the proposed merger of the Company and Green Valley. It is anticipated that the special meeting will be held in May 2004, with the exact timing dependent on the completion of necessary filings. Uni-Marts' stockholders are not being asked to take any action at this time.

Stockholders are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about the merger. Uni-Marts will provide stockholders free copies of the proxy statement and other documents when they become available. In addition, documents filed by Uni-Marts with the SEC will be available free of charge at the SEC's Web site at www.sec.gov.




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Uni-Marts and its directors may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the identity of the persons who may, under SEC rules, be deemed participants in the solicitation of stockholders of Uni-Marts in connection with the proposed transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Uni-Marts with the SEC. Stockholders of Uni-Marts can obtain this information by reading the proxy statement when it becomes available.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

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EXHIBIT NO.        DESCRIPTION
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   99.1            Press release dated January 27, 2004
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 27, 2004                               UNI-MARTS INC.


                                         By:   /s/ Henry D. Sahakian
                                               ---------------------------------
                                               Name: Henry D. Sahakian
                                               Title: Chairman of the Board






















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EXHIBIT INDEX


--------------- ----------------------------------------------------------------
EXHIBIT NO.         DESCRIPTION
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   99.1             Press release dated January 27, 2004
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